UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 11, 2005

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 11, 2005, PHH Corporation (the “Company”) announced its financial results for the three months ended June 30, 2005. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference. The information disclosed in this report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 12, 2005, Joseph Suter resigned as President and Chief Executive Officer of PHH Mortgage Corporation (“PHH Mortgage”), a wholly-owned subsidiary of the Company. Mr. Suter will continue his employment with PHH Mortgage as Senior Vice President of Subsidiary Operations. Mr. Suter has requested this change in his role with PHH Mortgage in order to pursue a master’s degree in Elementary Education for the purpose of meeting the requirements necessary to teach elementary school. Mr. Suter’s interest in teaching stems from many years of working with young children as a volunteer teacher in the community where he lives. Mr. Suter has been with PHH Mortgage for more than 21 years. PHH Mortgage expects that Mr. Suter will remain in his new role while he completes his course work, which is expected to take at least a year.

Effective August 12, 2005, Terence W. Edwards, President and Chief Executive Officer of the Company, assumed the position of President and Chief Executive Officer of PHH Mortgage in addition to his current role with the Company. Mr. Edwards (age 50) has served as President, Chief Executive Officer and a Director of the Company since February 1, 2005 following the Company’s spin-off from Cendant Corporation (the “Spin-Off”). Prior to the Spin-Off, Mr. Edwards had served as President and Chief Executive Officer of PHH Mortgage, formerly known as Cendant Mortgage Corporation, since February 1996 and as such was responsible for overseeing PHH Mortgage’s entire mortgage banking operation. From 1995 to 1996, Mr. Edwards served as Vice President of Investor Relations and Treasurer of the Company and was responsible for the Company’s investor, banking and rating agency relations, financing resources, cash management, pension investment management and internal financial structure. Mr. Edwards joined the Company in 1980 as a treasury operations analyst and has held positions of increasing responsibility with the Company and its subsidiaries, including Director, Mortgage Finance and Senior Vice President, Secondary Marketing.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

99.1  Press Release dated August 11, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

	By:	/s/ Neil J. Cashen
Name: Neil J. Cashen
Title: Executive Vice President and CFO

Dated: August 12, 2005

Exhibit Index
Exhibit	Description

99.1	Press Release dated August 11, 2005